                              SECOND AMENDMENT TO
                               CREDIT  AGREEMENT


                 This Second Amendment to Credit Agreement (this "Amendment") dated effective as of August 27, 1997 is among MARINE DRILLING COMPANIES, INC., a Texas corporation (the "Borrower"), the banks named on the signature pages hereto (together with their respective successors and assigns in such capacity, the "Banks"), BANKERS TRUST COMPANY, as agent for the Banks (together with its successors and assigns in such capacity, the "Agent") and CHRISTIANIA BANK OG KREDITKASSE, NEW YORK BRANCH, as co-agent for the Banks (together with its successors and assigns in such capacity, the "Co-Agent").


                             PRELIMINARY STATEMENT

                 A. The Borrower and the Bank Group have entered into that certain Credit Agreement dated as of March 7, 1997, as amended by that certain First Amendment to Credit Agreement date May 21, 1997 (as so amended, the "Credit Agreement").

                 B. The Borrower and the Bank Group desire to amend, inter alia, to add Marine Drilling International, Inc., a Delaware corporation ("International, Inc."), as a Guarantor and, subject to certain conditions, to permit dispositions of assets among the Guarantors, the Credit Agreement as set forth herein.

                 NOW THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein, the parties agree as follows:

                 Section 1. Definitions. Unless otherwise defined in this Amendment, each capitalized term used in this Amendment has the meaning assigned to such term in the Credit Agreement.

                 Section 2. Amendments. The Credit Agreement is hereby amended as follows:

                 a. Section 6.08(b) of the Credit Agreement is hereby amended in its entirety to read as follows:

                 "(b) sell, transfer, assign or otherwise dispose of any Mortgaged Rig other than (i) to any other Guarantor; provided, that such sale, transfer, assignment or other disposition to such Guarantor is approved in writing by the Agent and such Guarantor shall ratify, grant and confirm the Lien on such Mortgaged Rig (and other related Collateral) pursuant to such Security Documents as may be reasonably requested by the Agent, (ii) Collateral Dispositions to an Unrestricted Subsidiary, (iii) Collateral Dispositions to any other Person for cash consideration in an amount equal to the Fair Market Value of the Mortgaged Rig so disposed of or for such other consideration reasonably acceptable to the Majority Banks.

                 b. The definition of "International, Inc." is hereby added to Annex A of the Credit Agreement to read as follows:

                 " 'International, Inc.' means Marine Drilling International, Inc., a Delaware corporation and Wholly Owned Subsidiary of Management Co."

                 c. The definition of "Guarantors" in Annex A to the Credit Agreement is hereby amended in its entirety to read as follows:

                 " 'Guarantors' means Marine 300 Series, Management Co. and International, Inc., and any other Subsidiary hereafter executing and delivering a Guaranty Agreement pursuant to Section 5.11."

                 d. Schedule 4.13(c) of the Credit Agreement is hereby amended in its entirety and replaced by Schedule 4.13(c) as attached hereto.

                 Section 3. Ratification; Consents and Waivers. (a) The Borrower hereby ratifies and confirms all of the Obligations under the Credit Agreement (as amended hereby) and the other Loan Documents and the Liens created under the Security Documents. All references in the Loan Documents to the "Credit Agreement" shall mean the Credit Agreement as amended hereby and as the same may be amended, supplemented, restated or otherwise modified and in effect from time to time in the future.

                 (b) The Borrower hereby gives notice to the Agent and the Banks that it intends to cause Management Co. to transfer the Mortgaged Rig identified on Schedule 4.13(c) as the "Marine 305" to International, Inc. Subject to compliance with Section 4 of this Amendment, the Agent hereby approves such transfer. In connection therewith, subject to (i) compliance with Section 4 of this Amendment, (ii) the transfer of the Marine 305 to International, Inc. and (iii) evidence that the Liens created under the Security Documents to be executed by International, Inc. under Section 4 of this Amendment have been duly perfected and constitute valid first priority Liens, the Agent and the Banks release Management Co. from its obligations (A) under the First Preferred Fleet Mortgage (Vanuatu) dated March 7, 1997 by Management Co. in favor of Bankers Trust Company, as Collateral Agent; (B) the Security Agreement dated March 7, 1997 by Management Co. in favor of Bankers Trust Company, as Collateral Agent; (C) Assignment of Earnings dated March 7, 1997 by Management Co. in favor of Bankers Trust Company, as Collateral Agent; and (D) Collateral Assignment of Insurances dated March 7, 1997 by Management Co. in favor of Bankers Trust Company, as Collateral Agent insofar as such agreements relate to the Marine 305 and all schedules and exhibits thereto are hereby amended to delete all references therein to the Marine 305.

                          Section 4. Effectiveness. The effectiveness of this Amendment is subject to the condition precedent that the Agent shall have received all of the following, each in form and substance reasonably satisfactory to the Bank Group and in such number of counterparts as may be reasonably requested by the Agent:

                 a. this Amendment executed by the Borrower, the Guarantors and each member of the Bank Group;

                 b.       a Guaranty Agreement executed by International, Inc.;

                 c. a Pledge Agreement executed by Management Co., pledging the capital stock of International, Inc., together with delivery of certificates representing all shares of capital stock of International, Inc. and related stock powers executed in blank by Management Co.;

                 d.       (i)     a First Preferred Ship Mortgage covering the
Marine 305 executed by International, Inc.;

                          (ii)    an Assumption of Preferred Mortgage related
to the Marine 305 executed by International, Inc. and Management Co.;

                          (iii)   a Security Agreement executed by
International, Inc.;

       (iv)    an Assignment of Earnings executed by International, Inc.;

       (v) a Collateral Assignment of Insurances executed by International, Inc.; and

       (vi)    financing statements relating to the foregoing.

                 e. a written confirmation from the Process Agent of its appointment and acceptance as process agent for International, Inc.;

                 f. the favorable signed opinion of Vinson & Elkins L.L.P., New York, counsel to the Borrower and its Subsidiaries addressed to the Agent and the Bank Group, in form and substance reasonably satisfactory to the Agent and its counsel;

                 g. a certificate of the secretary or an assistant secretary of each of International, Inc. and Management Co. certifying, inter alia, (i) true and correct copies of resolutions adopted by the Board of Directors of such Person (A) authorizing the execution, delivery and performance by such Person of the Loan Documents to which it is or will be a party and the consummation of the transactions contemplated thereby, and (B) authorizing officers of such Person to execute and deliver the Loan Documents to which it is or will be a party and any related documents, including, without limitation, any agreement or Security Document contemplated by this Agreement,
(ii) true and
correct copies of the articles of incorporation and bylaws (or other similar charter documents) of such Person and (iii) the incumbency and specimen signatures of the officers of such Person executing any Loan Documents to which it is a party; and

                 h. certificates of appropriate public officials as to the existence and good standing of International, Inc. in the State of Delaware and certificates of appropriate public officials as to the authority of International, Inc. to do business in the State of Texas.

                 Section 5. Representations and Warranties. The Borrower hereby represents and warrants to the Bank Group that (a) the execution, delivery and performance of this Amendment and the Loan Documents have been duly authorized by all requisite corporate action on the part of the Borrower and the Guarantors, (b) each of the Credit Agreement (as amended hereby) and the other Loan Documents to which the Borrower and the Guarantors are a party constitutes a valid and legally binding agreement enforceable against such Person in accordance with its terms except, as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors' rights generally and by general principles of equity, (c) the representations and warranties by the Borrower contained in the Credit Agreement (as amended hereby) and in the other Loan Documents are true and correct on and as of the date hereof in all material respects as though made as of the date hereof, unless otherwise limited to an earlier date, (d) no Default or Event of Default exists under the Credit Agreement (as amended hereby) or any of the other Loan Documents.

                 Section 6. Choice of Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                 Section 7. Final Agreement. THE CREDIT AGREEMENT (AS AMENDED HEREBY) AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

                 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized representatives as of the date first above written.

                                          MARINE DRILLING COMPANIES, INC.


                                          By:      /s/ JOAN R. SMITH
                                                   ----------------------------
                                          Name:    Joan R. Smith
                                                   ----------------------------
                                          Title:   Vice President
                                                   ----------------------------


                                          BANKERS TRUST COMPANY,
                                            as Agent and Bank


                                          By:      /s/ MARY JO JOLLY
                                                   ----------------------------
                                          Name:    Mary Jo Jolly
                                                   ----------------------------
                                          Title:   Assistant Vice President
                                                   ----------------------------


                                          CHRISTIANIA BANK OG KREDITKASSE,
                                          NEW YORK BRANCH,
                                            as Co-Agent and Bank


                                          By:      /s/ HANS CHR. KJELSRUD
                                                   ----------------------------
                                          Name:    Hans Chr. Kjelsrud
                                                   ----------------------------
                                          Title:   First Vice President
                                                   ----------------------------


                                          BANQUE INDOSUEZ S.A.


                                          By:      /s/ HANS-JORGEN WIBSTAD
                                                   ----------------------------
                                          Name:    Hans-Jorgen Wibstad
                                                   ----------------------------
                                          Title:   Vice President
                                                   ----------------------------

                                        SKANDINAVISKA ENSKILDA BANKEN AB
(PUBL.)

                                                       By:      /s/ MAGNE HAGA
                                                                ---------------------------------------------------------
                                                       Name:    Magne Haga
                                                                ---------------------------------------------------------
                                                       Title:   Head of Unit
                                                                ---------------------------------------------------------


                                                       By:      /s/ PER K. FROLICH
                                                                ---------------------------------------------------------
                                                       Name:    Per K. Frolich
                                                                ---------------------------------------------------------
                                                       Title:   Head of Administration
                                                                ---------------------------------------------------------


                                                       NEDERLANDSE
                                                        SCHEEPSHYPOTHEEKBANK N.V.


                                                       By:      /s/ JOHN S. OSBORNE JR.
                                                                ---------------------------------------------------------
                                                       Name:    John S. Osborne Jr.
                                                                ---------------------------------------------------------
                                                       Title:   Attorney-in-Fact
                                                                ---------------------------------------------------------

         The foregoing Second Amendment to Credit Agreement is hereby acknowledged and agreed to effective as of this 27th day of August, 1997.

                                        MARINE DRILLING MANAGEMENT COMPANY


                                                       By:      /s/ JOAN R. SMITH
                                                                ---------------------------------------------------------
                                                       Name:    Joan R. Smith
                                                       Title:   President


                                                       MARINE 300 SERIES, INC.


                                                       By:      /s/ JOAN R. SMITH
                                                                ---------------------------------------------------------
                                                       Name:    Joan R. Smith
                                                       Title:   President


                                                       MARINE DRILLING INTERNATIONAL, INC.


                                                       By:      /s/ JOAN R. SMITH
                                                                ---------------------------------------------------------
                                                       Name:    Joan R. Smith
                                                       Title:   President

                                SCHEDULE 4.13(c)
                              TO CREDIT AGREEMENT
                             as of August 27, 1997

                                      Rigs
                                      ----

---------------------------------------------------------------------------------------------------------------------------
Rig Name            Owner               Flag         Official            Home            Class     Location       Operating
                                                     Number              Port                                      Status
---------------------------------------------------------------------------------------------------------------------------
MARINE 3       Marine Drilling          USA            560547             Houston,         (1)      US GOM         Active
               Management Company                                         TX

MARINE 4       Marine Drilling          USA            567686             Houston,         (1)      US GOM         Active
               Management Company                                         TX

MARINE 15      Marine Drilling          USA            638626             Houston,         (1)      US GOM         Repairs
               Management Company                                         TX

MARINE 16      Marine Drilling          USA            638954             Houston,         (1)      US GOM         Active
               Management Company                                         TX

MARINE 17      Marine Drilling          USA            641802             Houston,         (1)      US GOM         Active
               Management Company                                         TX

MARINE 18      Marine Drilling          USA            652045             Houston,         (1)      US GOM         Active
               Management Company                                         TX

MARINE 200     Marine Drilling          USA            631372             Houston,         (1)      US GOM         Active
               Management Company                                         TX

MARINE 225     Marine Drilling          USA            523782             Houston,         (1)      US GOM         Active
               Management Company                                         TX

MARINE 201     Marine Drilling        Vanuatu          921                Port Villa,      (1)      India          Active
               Management Company                                         Vanuatu

MARINE 305     Marine Drilling        Vanuatu          1027               Port Villa,      (1)      Sharjah,       Upgrades
               International, Inc.                                        Vanuatu                   UAE

MARINE 304     Marine Drilling        Panama           9553-79 H          Panama,          (1)      US GOM         Active
               Management Company                                         Republic of
                                                                          Panama

MARINE 500     Marine Drilling        Panama           63346-PEXT-7       Panama,          (2)      Indonesia      Active
               Management Company                                         Republic of
                                                                          Panama

MARINE 300     Marine 300 Series, Inc.  USA            636379             Houston,         (1)      US GOM         Active
                                                                          TX

MARINE 301     Marine 300 Series, Inc.  USA            640126             Houston,         (1)      US GOM         Active
                                                                          TX

MARINE 303     Marine 300 Series, Inc.  USA            651994             Houston,         (1)      US GOM         Active
                                                                          TX
-----------------------------------------------------------------------------------------------------------------------------

(1)  A1 Self Elevating Drilling Unit
(2)  A1 Column Stabilized Drilling---AMS

                                      -1-